EXHIBIT 99.1


CONVERSION SERVICES INTERNATIONAL ANNOUNCES ADJUSTMENT OF FINANCIAL STATEMENTS RELATED TO THE PURCHASE ACCOUNTING OF ITS 2004ACQUISITIONS

EAST HANOVER, N.J., April 12, 2005 -- Conversion Services International, Inc. (OTC Bulletin Board: CSII; "CSI"), a premier professional services firm exclusively focused on delivering the value in strategic consulting, business intelligence, data warehousing and data management solutions to Global 2000 organizations and other businesses, today announced that it will restate the manner in which CSI initially recorded, and subsequently accounted for, the acquisitions of DeLeeuw Associates, Inc. in March 2004 and Evoke Software Corporation in June 2004.

Following discussions with the Securities and Exchange Commission (the "SEC"), CSI's Quarterly Reports on Form 10-QSB and the financial statements contained therein will be restated for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. These adjustments have no impact on revenues or on any cash items.

This decision was prompted by comments received from the SEC in connection with its review of CSI's Registration Statement on Form SB-2. The determination to change CSI's purchase accounting for the DeLeeuw Associates and Evoke Software transactions was made by the Board of Directors of CSI upon the recommendation of management and was discussed with CSI's independent registered public accounting firm, Friedman LLP. Additional information can be found in the Company's Current Report on Form 8-K and its three amended Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 being filed with the SEC today.

Management has determined that the matters discussed above, among other factors, constitute a material weakness in CSI's disclosure controls and procedures. The material weakness, management's conclusion as to the effectiveness of the Company's disclosure controls and procedures and management's plan to remedy this weakness will be disclosed in Item 8A of Part II of the Company's Annual Report on 10-KSB.

Scott Newman, CSI's President, Chief Executive Officer and Chairman, stated, "CSI has always been proud of its management's integrity in producing accurate financial statements. The restatement results from the purchase accounting treatment for the DeLeeuw Associates and Evoke Software acquisitions, and does not adversely affect our financial condition on a cash basis."

About Conversion Services International, Inc.

Conversion  Services  International,  Inc. (CSI) is a leading  provider of a new category of professional services focusing on strategic consulting, data warehousing, business intelligence, and information technology management solutions. CSI offers an array of products and services to help companies define, develop, and implement the warehousing and strategic use of both enterprise-wide and specific categories of strategic data. CSI's current customers include Verizon Wireless, Morgan Stanley, Pfizer, Goldman Sachs, Merck and Standard & Poor's. Information about CSI can be found on the web at http://www.csiwhq.com or by calling its corporate headquarters at 888-CSI-5036.

Note on Forward-Looking Statements

Statements contained in this press release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based largely on current expectations and are subject to a number of known and unknown risks, uncertainties and other factors beyond our control that could cause actual events and results to differ materially from these statements. These statements are not guarantees of future performance, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. CSI undertakes no obligation to update publicly any forward-looking statements.

CONTACT:

Mitchell Peipert                           -or-     Investor Relations Counsel
Vice President and Chief Financial Officer          The Equity Group Inc.
Conversion Services International, Inc.             Lauren Barbera, 212-836-9610
973-560-9400 x 2088                                 LBarbera@equityny.com
mpeipert@csiwhq.com